January 30, 1996
                   PREMIER STATE MUNICIPAL BOND FUND
                              (ARIZONA SERIES)
                             (COLORADO SERIES)
                              (OREGON SERIES)
                           SUPPLEMENT TO PROSPECTUS
                            DATED AUGUST 14, 1995
        At a Special Meeting of Shareholders of the Arizona Series (the
"Series") scheduled to be held on February 12, 1996, shareholders of the Series will consider an Agreement and Plan of Reorganization (the "Plan"), pursuant to which the Series would transfer all or substantially all of its assets, subject to liabilities, attributable to its Class A and Class B shares, to Premier Municipal Bond Fund in a tax free exchange for corresponding Class A and Class B shares of Premier Municipal Bond Fund (the "Exchange"). Shareholders of the Colorado Series and Oregon Series approved the Plan at a meeting held on November 15, 1995. The Exchange with respect to the Colorado and Oregon Series occurred as of the close of business on December 1, 1995 at which time such Series shareholders became shareholders of Premier Municipal Bond Fund, and each such Series was liquidated and its existence as a series of the Fund terminated. Accordingly, the Fund is no longer offering shares of its Colorado and Oregon Series.
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND":
        Effective January 17, 1996, the primary portfolio manager for each of the Maryland Series, the Pennsylvania Series and the Texas Series is Douglas
J. Gaylor. Mr. Gaylor has been employed by The Dreyfus Corporation since January 1996. Prior to joining The Dreyfus Corporation, Mr. Gaylor was a Municipal Portfolio Manager at the PNC Bank since September 1993. From 1989 to September 1993 Mr. Gaylor was a Municipal Portfolio Manager at Wilmington Trust Company. Effective January 17, 1996, the primary portfolio manager for the Florida Series is Stephen C. Kris. Mr. Kris has been employed by The Dreyfus Corporation since February 1988.
                                               PSTEBs013096